UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

SharesPost 100 Fund
 (Exact name of registrant as specified in charter)

1370 Willow Road
Menlo Park, CA 94025
 (Address of principal executive offices) (Zip code)

National Corporate Research, Ltd.
c/o SharesPost 100 Fund
615 South DuPont Highway
City of Dover, County of Kent, Delaware 19901
(Name and address of agent for service)

Copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017

Registrant's telephone number, including area code: (800) 834-8707

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1.  Reports to Stockholders.

SHARESPOST 100 FUND

Table of Contents
Shareholder Letter	2
Portfolio Composition	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to the Financial Statements	13
Additional Information	20

SHARESPOST 100 FUND

July 2015

Dear Shareholder,

The investment climate in Silicon Valley has significantly changed over the past few years. Billions of dollars are flooding into the market and private company valuations are at levels never seen before. Gone are the days of venture capital firms being the sole source of capital for start-ups and late-stage private companies. Large mutual funds, hedge funds and private equity funds, are all investing aggressively as they look for outsized return multiples. Private companies can now raise huge amounts of capital to grow their businesses without going to public markets. Additionally, the emergence of a solid private securities market, in which employees and early investors can generate liquidity, has decreased pressure on companies to go public. Twenty years ago, going public was seen as a rite of passage; today, most private companies would rather stay private because it offers easier operating conditions and is less expensive. The late-stage private companies of today would have been public companies 15-20 years ago.

Despite all this activity and a number of new multi-billion dollar private companies surfacing, analysis indicates that, with a few exceptions, most late-stage private companies are connected to their fundamentals as evidenced by their revenue and revenue growth rates. However, in order to capitalize on any potential market adjustments, I am maintaining a larger than normal cash position in the SharesPost 100 Fund. This provides flexibility if the market adjusts, allowing the Fund to potentially average out the cost basis of its positions.

To date the performance of the SharesPost 100 Fund is strong. As of June 30th, the performance numbers are as follows:

Total Return Information
SharesPost 100 Fund (Inception Date: 03/25/2014)	Annualized Total Return: Inception - 06/30/15	Cumulative Total Return: Inception - 06/30/15	Cumulative Total Return: 06/30/14 - 06/30/15 (1 Year)	Cumulative Total Return: 03/31/15 - 06/30/15 (Q2 ‘15)
Returns based on Purchase Without Any Sales Charge (NAV)	23.97%	31.25%	15.69%	2.42%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	18.30%	23.70%	9.06%	-3.46%
Fund Benchmarks
Dow Jones US Technology Index	12.85%	16.53%	9.64%	0.00%
Standard and Poor’s 500 Index	10.51%	13.48%	7.42%	0.28%

Performance data quoted represents past performance and is no guarantee of future results. POP performance assumes a maximum sales load of 5.75% on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call +1.855.551.5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses are 3.47%. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total expenses of the Fund do not exceed 2.50% through May 1, 2016.

The Fund has been gaining significant momentum in raising new investor capital, with total assets growing approximately 3X since the beginning of the year. As of June 30th, assets under management (AUM) stood at $55 million and we hope to reach $100 million by year-end. Our goal is to further diversify the portfolio to 50-70 positions across approximately 15 industries - as of June 30th, it held 25 positions across 13 industries. In the second quarter we made investments in both current holdings and new companies. The new companies include:

Pubmatic – a marketing automation software company that powers programmatic advertising for premium on-line publishers. PubMatic announced a 90% increase in net revenue in 2014 over 2013. It ended the year with an annualized net revenue run-rate of more than $130 million.

OpenX – one of the largest programmatic ad exchanges that merges network and real-time bidding. The company also provides a comprehensive ad server. OpenX announced its 2014 net revenue exceeded $100 million, growing the company’s core business 70% year-over-year, and delivering double-digit EBITDA (earnings before interest, taxes, depreciation, and amortization).

Appirio – a global cloud consultancy that sources, installs and administers cloud services for businesses. Forrester Research estimates that the public cloud computing market will grow to $191 billion by 2020. Appirio has a 630,000-member community and has helped more than 800 enterprises adopt cloud services.

Metabiota - develops systems to identify, analyze and investigate health threats. Metabiota helps governments, international organizations and industry players gain actionable insights into human and animal health by quantifying risks and helping manage the pharmaceutical supply chain. Metabiota has operations in 20 countries and recently led diagnostic efforts for all of Sierra Leone in the 2014 fight against Ebola.

RockYou – a media company that extends the life of popular free-to-play game titles and offers an in-game video ad platform for marketers. Its game network includes dozens of titles across multiple genres for Facebook, the web and mobile. RockYou has the world’s largest in-game video ad platform, connecting brands to more than 75 million users.

I believe the late-stage private company asset class will continue to provide investors with very strong growth potential over the long-term as long as we to continue to focus on getting the macro-level calls right – picking well-run companies with sound business models, and solid revenue and revenue growth rates.

Thank you for your investment in the SharesPost 100 Fund. We will continue to work hard to build-out and manage the portfolio for maximum risk controlled performance.

Sincerely,

Sven Weber
President, The SharesPost 100 Fund

SHARESPOST 100 FUND - INVESTOR DISCLOSURE

All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and you may not be able to sell your shares when, or in the amount that, you desire. The Fund intends to primarily invest in securities of private, late-stage, venture-backed growth companies. There are significant potential risks relating to investing in such securities. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments on a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities which could adversely affect the Fund’s performance.

If the Fund does not have at least 500 Members for an entire taxable year, you could receive an adverse tax treatment.

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund, its investment strategy and your investment in the Fund, and other additional details.

SHARESPOST 100 FUND

Portfolio Composition

June 30, 2015 (Unaudited)

Fund Holdings

Fund Sector Diversification

SHARESPOST 100 FUND

Schedule of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Fair Value
COMMON STOCK IN PRIVATE COMPANIES – 43.3%
ADVERTISING – 10.9%
Chartboost(a)	600,000	$1,716,000
OpenX(a)	1,152,114	1,463,185
PubMatic(a)	125,000	852,500
Turn, Inc.(a)	256,250	1,998,750
		6,030,435
ANALYTICS/BIG DATA – 3.5%
INRIX, Inc.(a)	60,250	1,921,373

CLEAN TECHNOLOGY – 3.5%
Clean Power Finance, Inc.(a)	555,000	1,609,500
Sunrun, Inc.(a)	25,000	328,750
		1,938,250
CONSUMER ELECTRONICS – 1.0%
Jawbone(a)	125,000	531,250

E-COMMERCE – 1.1%
One Kings Lane, Inc.(a)	75,083	602,916

ENTERPRISE SOFTWARE – 4.0%
Appirio(a)	169,792	1,188,544
Apptio, Inc.(a)	45,832	1,011,512
		2,200,056
GAMES – 4.3%
KABAM, Inc.(a)	1,190,000	2,380,000

HEALTHCARE/BIOTECH – 5.5%
Metabiota(a)	494,589	500,000
Practice Fusion(a)	634,000	1,014,400
ZocDoc(a)	56,000	1,539,440
		3,053,840
HOSTING/STORAGE – 0.4%
Hightail, Inc.(a)	136,028	199,961

SECURITY – 7.5%
AlienVault(a)	200,000	1,010,000
Good Technology, Inc.(a)	925,000	3,163,500
		4,173,500
SOFTWARE – 1.6%
DocuSign, Inc.(a)	4,000	75,320
Jumio, Inc.(a)	110,000	803,000
		878,320
TOTAL COMMON STOCK (Cost $20,412,776)		$23,909,901

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Schedule of Investments (Continued)

June 30, 2015 (Unaudited)

	Number of Shares	Fair Value
PREFERRED STOCK IN PRIVATE COMPANIES – 16.4%
ADVERTISING – 0.5%
AddThis(a)	100,000	$280,000

CONSUMER ELECTRONICS – 1.3%
Jawbone(a)	102,938	690,714

CONSUMER WEB – 0.2%
Trusper(a)	7,961	100,013

FINANCE/PAYMENTS – 1.5%
Social Finance	34,000	850,000

GAMES – 6.4%
KABAM, Inc.(a)	1,046,017	2,092,034
RockYou, Inc.(a)	1,014,900	1,451,307
		3,543,341
HEALTHCARE/BIOTECH – 2.6%
Metabiota(a)	346,212	499,999
ZocDoc(a)	35,000	962,150
		1,462,149
SECURITY – 3.9%
Lookout, Inc.(a)	204,000	2,133,840

TOTAL PREFERRED STOCK (Cost $8,654,936)		9,060,057

SHORT-TERM INVESTMENTS – 39.8%
UMB Money Market Fiduciary, 0.01%(b) (Cost $21,949,423)	21,949,423	21,949,423

TOTAL INVESTMENTS – 99.5% (Cost $51,017,135)		54,919,381
Other assets less liabilities – 0.5%		274,160

NET ASSETS –100.0%		$55,193,541

(a)	Non-income producing.

(b)	Rate disclosed represents the seven day yield as of 6/30/15. The UMB Money Market Fiduciary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at fair value (Note 3):
Common stock in private companies	$23,909,901
Preferred stock in private companies	9,060,057
Short-term investments	21,949,423
Total Investments (cost $51,017,135)	54,919,381
Receivable for investments sold	22,192
Receivable for fund shares sold	25,236
Prepaid expenses and other assets	143,125
Receivable from the Investment Adviser for expense reimbursement (Note 5)	182,218
Total assets	55,292,152

Liabilities:
Payable for shareholder servicing fees	10,864
Payable for audit and tax fees	50,829
Payable for transfer agent fees	16,227
Payable for Chief Compliance Officer fees	5,546
Other accrued liabilities	15,145
Total liabilities	98,611
Net assets	$55,193,541

Net assets consist of:
Capital stock (unlimited shares authorized, 25,000,000 shares registered, no par value)	$51,397,877
Accumulated net investment loss	(424,408)
Accumulated net realized gain on investments	317,826
Accumulated net unrealized gain on investments	3,902,246
Net assets	$55,193,541

Shares outstanding	2,102,646
Net asset value and redemption proceeds per share	$26.25
Public offering price per share(a)	$27.85

(a)	Computation of public offering price per share 100/94.25 of net asset value. (See Note 10)

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statement of Operations

For the six months ended June 30, 2015 (Unaudited)

Investment Income:
Dividends	$20,326
Interest	735
Total investment income	21,061

Expenses:
Investment advisory fees (Note 5)	338,557
Offering costs (Note 2)	174,838
Legal fees	91,156
Audit and tax fees	51,829
Trustee fees	50,570
Transfer agent fees	48,581
Fund accounting & administration fees	45,658
Insurance fees	43,460
Chief compliance officer fees	34,712
Registration fees	21,319
Shareholder servicing fees	20,838
Printing & postage	19,204
Custodian fees	14,745
Miscellaneous expenses	12,176
Total expenses	967,643
Less: Contractual waiver of fees and reimbursement of expenses (Note 4)	(522,174)
Net expenses	445,469
Net investment loss	(424,408)

Net realized gain on investments	396,220
Net unrealized gain on investments	2,232,866
Net realized & unrealized gain on investments	2,629,086
Net change in net assets from operations	$2,204,678

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statements of Changes in Net Assets

	Six months ended June 30, 2015 (Unaudited)	Year ended December 31, 2014*
Operations:
Net investment loss	$(424,408)	$(188,460)
Net realized gain (loss) on investments	396,220	(78,394)
Net unrealized gain on investments	2,232,866	1,669,380
Net change in net assets resulting from operations	2,204,678	1,402,526

Fund share transactions:
Proceeds from shares issued	34,617,597	17,839,927
Cost of shares redeemed	(787,541)	(189,873)
Redemption fees	2,475	3,752
Net change in net assets from fund share transactions	33,832,531	17,653,806
Net change in net assets	$36,037,209	$19,056,332

Net assets:
Beginning of period	$19,156,332	$100,000
End of period	$55,193,541	$19,156,332

Accumulated net investment loss	$(424,408)	$—

Transactions in shares:
Issuance of shares	1,352,976	782,731
Redemption of shares	(30,186)	(7,875)
Net change in shares	$1,322,790	$774,856

*	The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statement of Cash Flows

For the six months ended June 30, 2015 (Unaudited)

Cash flows from operating activities:
Net change in net assets from operations	$2,204,678
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchase of investments	(17,024,735)
Net purchases of short-term investments	(17,118,104)
Sales of investments	867,220
Increase in prepaid expenses and other assets	(101,222)
Decrease in deferred offering costs receivable	174,838
Decrease in net payable to Adviser	(165,617)
Net unrealized gain on investments	(2,232,866)
Net realized gain on investments	(396,220)
Decrease in other accrued liabilities	(77,527)
Net cash used in operating activities	(33,869,555)

Cash flows from financing activities:
Proceeds from shares issued	34,654,621
Cost of shares redeemed	(785,066)
Net cash provided by financing activities	33,869,555

Net change in cash	—

Cash at beginning of period	—
Cash at end of period	$—

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Financial Highlights

For a capital share outstanding throughout each period

	Six months ended June 30, 2015 (Unaudited)(a)		Year ended December 31, 2014*(a)
Per share operating performance
Net asset value, beginning of period	$24.56		$20.00

Change in net assets from operations:
Net investment loss	(0.20)		(0.24)
Net realized and unrealized gain on investments	1.89		4.80
Total change in net assets from operations	1.69		4.56

Distributions:
From net investment income	—		—
From net realized gain on investments	—		—
Total distributions	—		—
Net increase in net asset value	1.69		4.56
Net asset value, end of period	$26.25		$24.56

Total return	6.88%		22.80	%(b)

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$55,194		$19,156
Ratio of net expenses to average net assets	2.50%		2.49	%(c)
Ratio of gross expenses before reimbursement to average net assets	4.93%		18.45%
Ratio of net investment loss to average net assets	(2.38%)		(2.49%)
Portfolio turnover	4.07	%(b)	2.40%

*	The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

(a)	Redemption fees consisted of per share amounts of less than $0.01.

(b)	Not annualized.

(c)	The ratio of net expenses are the combined result of $1,208,322 in contractual waivers and reimbursements representing (15.95)% and $575 in voluntary reimbursements representing (0.01)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Notes to the Financial Statements

June 30, 2015 (Unaudited)

1. Organization

SharesPost 100 Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to SP Investments Management, LLC (the “Investment Adviser”), which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks to achieve by investing in the equity securities of certain private, operating, late-stage, growth companies primarily comprising the SharesPost 100, a list of companies selected and maintained by the Investment Adviser. The Investment Adviser’s primary strategy will be to invest in portfolio companies (each, a “Portfolio Company”) and generally to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a high cost, long term basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which will be carried at fair value in accordance with the provision of FASB ASC Topic 820, Fair value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given private share. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies. From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities and therefore the Fund’s NAV may vary. This may adversely affect Shareholders. Other

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

June 30, 2015 (Unaudited)

2. Significant accounting policies — (continued)

than in connection with a liquidity event of a Portfolio Company, the Fund will generally sell Portfolio Company securities only in order (and only to the extent necessary) to fund quarterly repurchases of Fund Shares. However, because of the uncertainty and judgment involved in the valuation of the private shares, which do not have a readily available market, the estimated value of such shares may be different from values that would have been used had a ready market existed for such shares. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are to be reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities, which for the Fund includes the tax years of 2013 and 2014. As of June 30, 2015 the Fund had no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management identified no tax uncertainties which had an effect on the Fund’s reported net assets or results of operations as of and during the period ended June 30, 2015. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductable offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax treatment; temporary differences do not require reclassification.

Expenses — Expenses are accrued daily. The Fund’s organizational costs have been expensed as incurred but are subject to the Funds’ Expense Limitation Agreement (see Note 4). The Fund’s offering costs were recorded as a deferred asset, and consisted of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering. These offering costs, which were subject to the Expense Limitation Agreement, were accounted for as a deferred charge until Fund Shares were offered to the public on March 25, 2014 and are thereafter, were amortized to expense over the following twelve months period on a straight-line basis which ended on March 25, 2015.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

June 30, 2015 (Unaudited)

2. Significant accounting policies — (continued)

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services in respect to clients to whom they have distributed Shares of the Fund. The Fund may incur shareholder service fees on an annual basis equal to 0.25% of its average NAV. For the period ended June 30, 2015, the Fund accrued $20,838 in shareholder servicing fees.

Redemption fee — The Fund no longer charges a redemption fee. Redemption fees were paid to the Fund directly and recorded as paid-in-capital. For the period ended June 30, 2015, the Fund had contributions to capital due to redemption fees in the amount of $2,475.

3. Fair valuation measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

For the period ended June 30, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in an increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. In connection with that determination, members of the Investment Adviser’s portfolio management team will prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts. The types of factors that the Investment Adviser will take into account in determining fair value, subject to review and ratification where required by the Board of Trustees with respect to

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

June 30, 2015 (Unaudited)

3. Fair valuation measurements — (continued)

such non-traded investments will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the currently pending changes in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by portfolio companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

Investment in securities	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Security type
Common stock in private companies*	$—	$—	$23,909,901	$23,909,901
Preferred stock in private companies*	—	—	9,060,057	9,060,057
Short-term investments	21,949,423	—	—	21,949,423
Total	$21,949,423	$—	$32,969,958	$54,919,381

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2015	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases	(Sales)	Net realized gain	Net unrealized gain	Ending balance June 30, 2015
Common stock in private companies	$10,065,285	$—	$—	$12,321,936	$(867,220)	$396,220	$1,993,680	$23,909,901
Preferred stock in private companies	4,118,072	—	—	4,702,799	—	—	239,186	9,060,057
	$14,183,357	$—	$—	$17,024,735	$(867,220)	$396,220	$2,232,866	$32,969,958

*	Net unrealized gain included in the statement of operations attributable to Level 3 investments held at the reporting date is $3,902,246.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

June 30, 2015 (Unaudited)

3. Fair valuation measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2015:

Type of Level 3 Investment	Fair Value as of June 30, 2015	Valuation Technique	Unobservable Inputs	Range (Avg)
Common stock in private companies	$23,909,901	Market Approach	Precedent Transactions	N/A

		Income Approach	Revenue Multiples	1.2 - 9.4 (4.2)
			Stage Discount Rates	10.0% - 30.0% (20.1%)
			Execution Discount Rates	15.0% - 70.0% (41.2%)
			Discounts For Lack of Marketability	15.0% - 15.0% (15.1%)
Preferred stock in private companies	9,060,057	Market Approach	Precedent Transactions	N/A

		Income Approach	Revenue Multiples	1.2 - 4.4 (2.5)
			Stage Discount Rates	20.0% - 30.0% (24.6%)
			Execution Discount Rates	25.0% - 70.0% (43.6%)
			Discounts For Lack of Marketability	15.0% - 16.0% (15.1%)

To the extent the revenue multiples increase, there is a corresponding increase in valuation; while as discount rates increase, there is a decrease in valuation.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, do not exceed 2.50% of the Fund’s average net assets per year, through May 1 2016.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund are less than the expense limitation, the Investment Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed 2.50% of its average net assets on an annualized basis. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years before the date of such reimbursement. For the periods ended December 31, 2013, December 31, 2014 and June 30, 2015 the expenses contractually waived in the amounts of $568,778, $1,208,322 and $522,174, respectively, are subject to possible recoupment by the Investment Adviser through December 31, 2016, December 31, 2017 and December 31, 2018, respectively. The Investment Adviser had elected to provide a voluntary waiver of expenses such that the Fund’s NAV remains at $20 per share until the time of the public share issuance on March 25, 2014. For the periods ended December 31, 2013 and December 31, 2014, voluntarily waived expenses in the amount of $1,062 and $575, respectively, are not subject to recoupment by the Investment Adviser.

As of June 30, 2015, as disclosed on the Statement of Assets and Liabilities, the net receivable from the Investment Adviser for expense reimbursements was $182,218.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

June 30, 2015 (Unaudited)

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the period ending June 30, 2015, the Fund accrued $338,557 in investment advisory fees.

Certain officers and Trustees of the Fund are also officers of the Investment Adviser. None of the Fund officers or interested Trustees receives any compensation from the Fund.

6. Capital share transactions

The Fund Shares will be continuously offered under Rule 415 under the Securities Act of 1933, as amended. As of June 30, 2015, the Fund had registered 25,000,000 shares on a continuous basis at an initial NAV of $20.00 per share, plus any applicable sales load. Investors may purchase shares each business day without any sales charge at a price equal to the NAV per share next determined after receipt of a purchase order. Any sales load will be deducted from the proceeds to the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s Prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at their NAV less any repurchase fee, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the period ended June 30, 2015, the Fund had Repurchase Offers as follows:

Summary of Repurchase Offers – 1/1/15 through 6/30/15

Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
3/25/2015	5%	0.37%	4,630.492
6/25/2015	5%	1.22%	25,547.980

7. Purchases and sales of securities

Purchases and sales of investments, excluding short-term obligations, for the period ended June 30, 2015, were $17,024,735 and $867,220, respectively.

8. Federal tax information

At June 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$51,017,135
Gross unrealized appreciation	4,423,787
Gross unrealized depreciation	(521,541)
Net unrealized appreciation on investments	$3,902,246

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

June 30, 2015 (Unaudited)

8. Federal tax information — (continued)

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(78,394)
Net unrealized gain	1,669,380
Total accumulated earnings	$1,590,986

The fund had a net capital loss carryforward of:

Short-term Non-Expiring	$78,394
Long-term Non-Expiring	—
$78,394

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote. Such agreements are subject to the issuer’s approval. As of June 30, 2015, the Fund has not entered into agreements to purchase investments.

10. Offering Price Per Share

A maximum front-end sales charge of 5.75% is imposed on purchases of the Fund’s shares. For the period ended June 30, 2015, the Fund was advised that various broker dealers received $127,040 of sales charges from sales of the Fund’s shares.

11. Subsequent events

Management of the Fund has evaluated events occurring after June 30, 2015, and through the date the financials were available to be issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. No subsequent events requiring adjustment to or disclosure within the financial statements were noted.

SHARESPOST 100 FUND

Additional Information

June 30, 2015 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12 month period ended June 30, 2015, are available without charge upon request by (1) calling the Fund at 1-800-834-8707 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on March 31st, and September 30th. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on May 26, 2015. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-834-8707.

Consideration for the approval of the Investment Advisory agreement — At a meeting held on May 12, 2015, the Board of Trustees of the Fund (including the independent Trustees voting separately) approved the extension of the Investment Advisory Agreement (the “Agreement”) with SP Investments Management, LLC (the “Adviser”). Counsel to the Independent Trustees summarized the memorandum provided by such counsel for the Board’s consideration, noting all of the requirements set forth in sections 15(a), 15(c), and 36(b) of the Investment Company Act of 1940, regarding the Board’s fiduciary duty.

Fund management then reviewed and summarized the Adviser’s responses to questions transmitted to the Adviser by the Board prior to the meeting.

As part of its evaluation, the Board, including the Independent Trustees, considered, among other things, the following factors: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and (5) any other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

The Board reviewed the nature, extent and quality of the services provided under the Agreement by the Adviser. The Board noted that the Adviser is planning for staff increases and is evaluating and refining its compensation packages, to make them more standardized and clear, as the Fund and Adviser continue to grow. The Board noted that the Adviser has developed experience with regard to the operation of the Fund’s interval structure. The Board considered the financial resources of the Adviser and its parent, and staffing required to manage the Fund and provide oversight of the Fund’s third-party service providers.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception on March 25, 2014 through March 31, 2015. Mr. Weber explained the difficulty in determining a peer group for the Fund in light of its unusual asset class and structure, and explained to the Independent Trustees the methodology by which the Adviser selected the comparator funds. The Board noted that the Fund outperformed both benchmark indices during the relevant period. The Board considered the Adviser’s information that, as of March 31, 2015, the Fund was the fourth best performing fund in its Morningstar category. The Board also considered the Adviser’s point that there is a relatively small universe of funds that pursue investment strategies broadly similar to the Fund that also have an interval structure, and that the Fund’s investment strategy is similar to that of certain business development companies.

In considering the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund, the Board considered the advisory fees paid to the Adviser under the Agreement on an annualized basis since the Fund’s inception. The Board also considered the advisory fees and total expense ratio of the Fund compared to those of the funds contained in its peer group. Mr. Weber noted that some comparator funds are charging a base management fee of 2% of net assets with a 20% of profits performance fee, while the Fund charges 1.9% of net assets and no performance fee. The Fund’s net expense ratio is also much lower at 2.5% compared to the other funds, which have net expense ratios of between 3.13% and 6.9%. The Board noted that: (1) the Fund’s advisory fee and net expense ratio is the lowest of the funds included in the Fund’s peer group; (2) the Adviser does not charge

SHARESPOST 100 FUND

Additional Information (Continued)

June 30, 2015 (Unaudited)

the Fund a performance fee; and (3) the Adviser has agreed to limit the total expenses for the Fund through an expense limitation agreement. The Board considered the overall profits realized by the Adviser in connection with the operation of the Fund and the financial resources of the Adviser’s parent entity.

The Board considered whether the Adviser has realized, or will realize, economies of scale with respect to the management of the Fund and whether the Fund’s fee levels reflect such economies of scale. In this regard, the Board considered that the Adviser has entered into an expense limitation agreement with the Fund, under which the Adviser has agreed to limit the total expenses of the Fund, including organizational expenses. The Board also noted that, due to implementation of the expense limitation agreement, there were no breakpoints at this time. Mr. Weber did however note that the Fund is in a rapid growth phase which at some point may lower the gross expense ratio below the 2.5% expense limitation cap, which could add additional economy of scale savings to the shareholders in the future.

The Board considered whether the Adviser or its affiliates may derive any indirect or “fall-out” benefits from their relationship with the Fund. Such benefits may include the Adviser’s ability to leverage its investment personnel or infrastructure to manage other accounts, and that the Adviser manages one other non-discretionary special purpose private investment vehicle, other than the Fund.

The Independent Trustees determined to go into executive session to further discuss the considerations for extension of the Agreement.

The Board reviewed these considerations and determined, taking into account the factors described and such other matters deemed relevant, with no one factor being decisive, that the Agreement was fair and reasonable.

Board of Trustees

Sven Weber
Robert J. Boulware
Mark Radcliff

Investment Adviser

SP Investments Management, LLC
1370 Willow Road,
Menlo Park, CA 94025

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Auditors

KPMG
550 South Hope Street, Suite 1500
Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan. 1-31, 2015	0	0	0	0
Feb. 1-28, 2015	0	0	0	0
Mar. 1-31, 2015	4,630	$25.59	0	0
Apr. 1-28, 2015	0	0	0	0
May. 1-31, 2015	0	0	0	0
Jun. 1-30, 2015	25,548	$26.18	0	0
Jul. 1-31, 2015	0	0	0	0
Aug. 1-31, 2015	0	0	0	0
Sep. 1-30, 2015	0	0	0	0
Oct. 1-31, 2015	0	0	0	0
Nov. 1-30, 2015	0	0	0	0
Dec. 1-31, 2015	0	0	0	0
Total	30,178	$26.09	0	0

*	On February 20, 2015 and May 19, 2015, the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares, or 62,444 and 104,884 shares, respectively, pursuant to its periodic repurchase plan.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SharesPost 100 Fund

/s/ Sven Weber
By: Sven Weber
President
August 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Sven Weber
By: Sven Weber
President
(Principal Executive Officer)
August 25, 2015

/s/ Vera Mumm
By: Vera Mumm
Treasurer
(Principal Financial Officer)
August 25, 2015